UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2013

Item 1 –  Reports to Stockholders

Aberdeen Australia Equity Fund, Inc.

Annual Report
October 31, 2013

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2013 consisted of 33% net investment income, 43% net realized long-term capital gains and 24% tax return of capital.

In January 2014, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2013 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A., the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Australia Equity Fund, Inc. (the “Fund”) for the year ended October 31, 2013. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities.

Total Return Performance

The Fund’s total return, based on net asset value (“NAV”) net of fees, was 4.0% for the year ended October 31, 2013 and 8.3% per annum since inception, assuming the reinvestment of dividends and distributions, compared to the October 31, 2013 annual return of 14.6%, in U.S. Dollar terms, for the S&P/ASX 200 Accumulation Index (“ASX 200”), the Fund’s benchmark. The Fund’s total return for the year ended October 31, 2013 and per annum since inception are based on the reported NAV on each annual period end.

Share Price and NAV

The Fund’s share price increased by 3.2% over the year, from $10.38 on October 31, 2012 to $10.71 on October 31, 2013. The Fund’s share price on October 31, 2013 represented a premium of 13.5% to the NAV per share of $9.44 on that date, compared with a premium of 4.0% to the NAV per share of $9.98 on October 31, 2012.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end NAVs. In March 2013, the Board of Directors of the Fund (the “Board”) determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in April 2013. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital.

On November 8, 2013, the Fund announced that it will pay on December 13, 2013, a distribution of US $0.25 per share to all shareholders of record as of November 18, 2013.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the fiscal year ended October 31, 2013 and fiscal year ended October 31, 2012, the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide additional, timely information to investors, including Fund performance and investment strategy, we would like to highlight the monthly fact sheets including fund manager commentary, which are posted to the Fund’s website at www.aberdeeniaf.com. Also, there are daily updates of share price, NAV and details of distributions. If you have any questions in relation to this information or suggestions on how to improve it further, we would be delighted to hear from you.

Please contact Aberdeen Asset Management Inc. by:

•	Calling toll free at 1-866-839-5205 in the United States;
•	Emailing InvestorRelations@aberdeen-asset.com;
•	Visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usClosed/home;
•	Visiting www.aberdeeniaf.com.

For additional information on Aberdeen’s family of closed-end funds, we invite you to visit our Closed-End Investor Center at www.aberdeen-asset.us/cef.

From the site you will also be able to review Fund performance, download literature and sign up for email services. The site houses topical information about the funds, including fact sheets from Morningstar® that are updated daily, tools that permit you to conduct performance charting and timely information from our fund managers, among other data. When you enroll in our online email

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

services, we can ensure that you are among the first to know about Aberdeen’s latest closed-end fund news and receive alerts regarding upcoming fund manager web casts, films and other information.

Yours sincerely,

Christian Pittard

President

All amounts are U.S Dollars unless otherwise stated.

Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager (unaudited)

Market Review

Australian equities rose over the 12-month period ended October 31, 2013, despite global volatility triggered by uncertainty over the U.S. Federal Reserve’s (Fed) quantitative easing plans. Market sentiment was buttressed by China’s pledge to do more to support economic growth and subsequent upbeat economic data from mainland China, as well as the Fed’s “about-face” in September to delay the unwinding of its government asset purchases. These developments trumped persistent worries over weak growth in Europe and fears that America was poised for a prolonged shutdown amid the budget impasse. On the economic front, June-quarter gross domestic product (GDP) rose modestly. However, growth concerns in the face of a mining investment slowdown prompted the Reserve Bank of Australia to cut its benchmark interest rate four times during the annual period. In politics, Kevin Rudd, the previous prime minister of the Labour government, who had been ousted by Julia Gillard, became prime minister again temporarily due to Ms. Gillard’s poor rating in pre-election polls. Subsequently in September’s Federal election, this change of personnel in the Labour party proved to be of no avail as the election still resulted in the Labour party being defeated. As a consequence, Tony Abbott, the leader of the Liberal party became the new prime minister. There were no significant changes in economic policies in the final month of the Fund’s financial year. At the sector level, telecommunications, consumer services, financials and healthcare led the market gains, but basic materials bucked the uptrend, falling on initial jitters over slowing growth in China. Towards the end of the reporting period, market sentiment was lifted by receding worries over the U.S. federal budget and debt ceiling that were postponed until early 2014, the end of the partial government shutdown, and hopes that the Fed will maintain the pace of its bond-buying.

Fund Performance Review

At the stock level, the primary contributor to Fund performance was the Australian exchange listing of Singapore Telecom, as investors focused on the stock’s yield, cash flow and balance sheet strength, in our view. Global mining giants BHP Billiton and Rio Tinto both contributed to and detracted from relative performance. The Fund holds the UK exchange-listed companies – not those listed on the Australian exchange. Indications of stronger commodities demand in China supported their share prices, but both the UK and Australian listings underperformed versus their respective markets. As a result, not holding the Australian local stocks contributed to the Fund’s performance, whereas the exposure to the UK listings was a detractor. We continue to like both companies as we believe that they have good management, focus on cost controls during market downturns, and have ownership of world-class mines. Fund performance also was hindered by the holding in gold miner Newcrest Mining, whose shares were hurt by higher costs, falling prices and production shortfalls at most of its mines. Furthermore, the company was the subject of allegations of poor corporate governance. Management has vowed to implement all the recommendations of an independent review which it had commissioned.

Outlook

We believe that, in the near term, global equities may remain supported by the Fed’s decision to delay tapering of its quantitative easing monetary policy. The suspension of the U.S. debt ceiling, which allows the government to spend beyond the previous limit, has also soothed market jitters temporarily, although its expiration in early February could again heighten risk aversion. On the domestic front in Australia, we think that softening economic growth could aggravate joblessness, while the government may take longer than expected to pare the budget deficit as weaker global commodity prices continue to dampen revenues. The outlook, however, is brighter over the long term, in our view. Lower interest rates may potentially help to rebalance the economy by reducing its dependence on the mining sector while resources again may benefit when demand from emerging market economies recovers.

Aberdeen Asset Management Asia Limited

Aberdeen Australia Equity Fund, Inc.

Portfolio Composition (unaudited)

October 31, 2013

The following chart summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 23 industry groups, 59 industries and 122 subindustries. The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the ASX 200. As of October 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group.

As of October 31, 2013, the Fund held 97.1% of its net assets in equities, 0.9% in short-term investments and 2.0% in other assets in excess of liabilities.

Asset Allocation

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of October 31, 2013:

Name of Security	Percentage of Net Assets
BHP Billiton PLC – London Listing	10.5%
Rio Tinto PLC – London Listing	7.2%
Australia & New Zealand Banking Group Ltd.	6.8%
Commonwealth Bank of Australia	6.7%
QBE Insurance Group Ltd.	5.7%
Woolworths Ltd.	5.5%
AMP Ltd.	5.0%
Westfield Group Ltd.	4.7%
Australian Stock Exchange Ltd.	4.2%
Westpac Banking Corp. Ltd.	4.1%

Aberdeen Australia Equity Fund, Inc.

Total Investment Return (unaudited)

October 31, 2013

The following table summarizes Fund performance compared to the S&P/ASX 200 Accumulation Index (“ASX 200”), the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2013.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	4.0%	3.1%	13.5%	11.0%
Market Value	13.3%	4.3%	15.8%	13.7%
Benchmark	14.6%	8.8%	19.4%	13.1%

Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total return is based on the reported NAV on each annual period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The net operating expense ratio is 1.41%.

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments

As of October 31, 2013

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—97.1%*
COMMON STOCKS—97.1%
CONSUMER DISCRETIONARY—1.5%
1,050,400	Tatts Group Ltd.	$3,118,934
CONSUMER STAPLES—9.4%
684,200	Coca-Cola Amatil Ltd.	8,337,818
356,100	Woolworths Ltd.	11,742,909
		20,080,727
ENERGY—5.9%
138,600	Caltex Australia Ltd.	2,421,775
146,700	Woodside Petroleum Ltd.	5,378,008
235,000	WorleyParsons Ltd.	4,893,628
		12,693,411
FINANCIALS—37.2%
2,356,900	AMP Ltd.	10,561,125
452,900	Australia & New Zealand Banking Group Ltd.	14,492,959
259,900	Australian Stock Exchange Ltd.	9,027,793
199,400	Commonwealth Bank of Australia	14,357,301
859,900	QBE Insurance Group Ltd.	12,042,280
977,700	Westfield Group Ltd.	10,005,291
269,300	Westpac Banking Corp. Ltd.	8,743,402
		79,230,151
HEALTH CARE—5.7%
68,300	Cochlear Ltd.	3,794,866
127,500	CSL Ltd.	8,381,200
		12,176,066
INFORMATION TECHNOLOGY—3.3%
686,200	Computershare Ltd.	6,963,828
MATERIALS—22.3%
722,800	BHP Billiton PLC – London Listing	22,304,502
1,170,400	Incitec Pivot Ltd.	2,944,638
285,900	Newcrest Mining Ltd.	2,772,280
215,700	Orica Ltd.	4,294,211
302,100	Rio Tinto PLC – London Listing	15,286,306
		47,601,937
TELECOMMUNICATION SERVICES—3.8%
2,621,800	Singapore Telecommunications Ltd.	8,117,407
UTILITIES—8.0%
582,900	AGL Energy Ltd.	8,610,957
7,069,400	SP AusNet	8,351,254
		16,962,211
	Total Long-Term Investments—97.1% (cost $185,481,820)	206,944,672

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2013

Par Amount	Description	Value (US$)
SHORT-TERM INVESTMENT—0.9%
$1,952,000	Repurchase Agreement, State Street Bank & Trust Co., 0.00% dated 10/31/2013, due 11/01/2013 in the amount of $1,952,000 collateralized by a U.S. Treasury Note, 1.63%, maturing 11/15/2022; total market value of $1,991,313	$1,952,000
	Total Short-Term Investment—0.9% (cost $1,952,000)	1,952,000
	Total Investments—98.0% (cost $187,433,820)	208,896,672

	Other Assets in Excess of Liabilities—2.0%	4,206,136
	Net Assets—100.0%	$213,102,808

*	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Directors. See Note 2(a) of the accompanying notes to financial statements.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2013

Assets
Investments, at value (cost $185,481,820)	$206,944,672
Repurchase agreement, at value (cost $1,952,000)	1,952,000
Foreign currency, at value (cost $4,456,207)	4,428,431
Cash	263
Prepaid expenses in connection with the at-the-market stock offering	178,400
Dividends receivable	51,942
Prepaid expenses	45,236
Total assets	213,600,944

Liabilities
Investment management fees payable (Note 3)	164,772
Investor relations fees payable (Note 3)	41,312
Administration fees (Note 3)	15,637
Director fees payable	8,606
Other	267,809
Total liabilities	498,136

Net Assets	$213,102,808

Composition of Net Assets:
Common stock (par value $.01 per share)	$225,741
Paid-in capital in excess of par	159,443,056
Distributions in excess of net investment income	(1,088,412)
Accumulated net realized loss from investment transactions	(1,164,592)
Net unrealized appreciation on investments	21,510,426
Accumulated net realized foreign exchange gains	34,251,563
Net unrealized foreign exchange loss	(74,974)
Net Assets	$213,102,808
Net asset value per common share based on 22,574,119 shares issued and outstanding	$9.44

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2013

Net Investment Income

Income
Dividend income (net of foreign withholding taxes of $95,329)	$9,206,873
Interest and other income	69,548
9,276,421

Expenses
Investment management fee (Note 3)	1,843,323
Directors’ fees and expenses	271,617
Administration fee (Note 3)	176,380
Investor relations fees and expenses (Note 3)	155,833
Offering costs expense (Note 5)	152,559
Reports to shareholders and proxy solicitation	116,710
Insurance expense	89,817
Independent auditors’ fees and expenses	60,545
Legal fees and expenses	59,625
Custodian’s fees and expenses	48,760
Transfer agent’s fees and expenses	29,749
Miscellaneous	95,833
Total operating expenses	3,100,751

Net investment income	6,175,670

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) from:
Investment transactions	13,714,088
Foreign currency transactions	(75,226)
13,638,862

Net change in unrealized appreciation/(depreciation) on:
Investments	10,400,906
Foreign currency translation	(19,547,470)
(9,146,564)
Net gain from investments and foreign currencies	4,492,298
Net Increase in Net Assets Resulting from Operations	$10,667,968

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$6,175,670	$7,582,857
Net realized gain from investment transactions	13,714,088	19,758,990
Net realized loss from foreign currency transactions	(75,226)	(38,938)
Net change in unrealized appreciation/(depreciation) on investments	10,400,906	6,177,944
Net change in unrealized appreciation/(depreciation) on foreign currency translation	(19,547,470)	(13,634,382)
Net increase in net assets resulting from operations	10,667,968	19,846,471

Distributions to Shareholders from:
Net investment income	(7,601,420)	(15,968,371)
Net realized gains	(9,720,387)	(8,411,680)
Tax return of capital	(5,478,055)	—
Net decrease in net assets from distributions	(22,799,862)	(24,380,051)

Common Stock Transactions:
Expenses in connection with the at-the-market stock offering (Note 5)	—	152,559
Change in net assets from common stock transactions	—	152,559
Change in net assets resulting from operations	(12,131,894)	(4,381,021)

Net Assets:
Beginning of year	225,234,702	229,615,723
End of year (including distributions in excess of net investment income of $(1,088,412) and ($1,287,616), respectively)	$213,102,808	$225,234,702

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Financial Highlights

	For the Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net asset value, beginning of year	$9.98	$10.17	$11.58	$10.96	$8.37
Net investment income	0.27	0.34	0.39	0.32	0.29
Net realized and unrealized gains/(losses) on investments and foreign currencies	0.20	0.54	(0.68)	1.31	3.34
Total from investment operations	0.47	0.88	(0.29)	1.63	3.63
Distributions from:
Net investment income	(0.34)	(0.71)	(0.52)	(0.50)	(0.31)
Net realized gains	(0.43)	(0.37)	(0.44)	(0.06)	–
Tax return of capital	(0.24)	–	(0.18)	(0.45)	(0.73)
Total distributions	(1.01)	(1.08)	(1.14)	(1.01)	(1.04)
Offering cost on common stock	–	0.01	(0.09)	–	–
Impact of shelf offering	–	–	0.11	–	–
Net asset value, end of year	$9.44	$9.98	$10.17	$11.58	$10.96
Market value, end of year	$10.71	$10.38	$10.31	$12.70	$11.40

Total Investment Return Based on(b):
Market value	13.33%	11.83%	(10.51% )	21.62%	50.76%
Net asset value	3.89% (c)	9.00% (c)	(3.19% )	15.35%	48.92%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (000 omitted)	$213,103	$225,235	$229,616	$223,173	$210,866
Average net assets (000 omitted)	$220,475	$218,950	$244,946	$211,324	$163,795
Net operating expenses	1.41%	1.33%	1.34%	1.39%	1.73%
Net investment income	2.80%	3.46%	3.43%	2.91%	3.41%
Portfolio turnover	15%	21%	30%	11%	16%

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements

October 31, 2013

1. Organization

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a non-diversified closed-end management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of companies tied economically to Australia (each an “Australian Company”). This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. As a fundamental policy, at least 65% of the Fund’s total assets must be invested in companies listed on the Australian Stock Exchange Limited (“ASX”). Aberdeen Asset Management Asia Limited, the Fund’s investment manager, uses the following criteria in determining if a company is “tied economically” to Australia: whether the company (i) is a constituent of the ASX; (ii) has its headquarters located in Australia, (iii) pays dividends on its stock in Australian Dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with Australian regulatory authorities for sale in Australia; (viii) is incorporated in Australia; or (ix) has a majority of its assets located in Australia or a majority of its revenues are derived from Australian sources. There can be no assurance that the Fund will achieve its investment objective.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

(a) Security Valuation:

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2013

fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments	Level 1	Level 2	Level 3	Total
Long-Term Investments	$–	$206,944,672	$–	$206,944,672
Short-Term Investment	–	1,952,000	–	1,952,000
Total Investments	$–	$208,896,672	$–	$208,896,672

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the year ended October 31, 2013, there were no transfers between Level 1, Level 2 or Level 3. For the year ended October 31, 2013, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $1,952,000 as of October 31, 2013. The value of the related collateral exceeded the value of the repurchase agreement at period end.

(c) Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2013

exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

(e) Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

(f) Federal Income Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian Dollar as the functional currency. Accordingly, realized currency gains/(losses) are realized from changes in the foreign exchange rates against the Australian Dollar or are a result from the repatriation of Australian Dollars into U.S. Dollars. This may differ substantially from the realized currency gains recognized under GAAP within the financial statements. Furthermore, the Fund’s distribution requirements are calculated on a federal tax basis whereby currency gains/(losses) are considered income and distributed out as such.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

3. Agreements and Transactions with Affiliates

(a) Investment Manager and Investment Adviser:

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Manager and the Investment Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of, and responsibility for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.

Pursuant to the management agreement, the Fund pays the Investment Manager a fee, payable monthly by the Fund, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of the Fund’s average weekly Managed Assets between $50 million and $100 million, and 0.70% of the Fund’s average weekly Managed Assets in excess of $100 million. Managed Assets is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2013

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $463,258 to the Investment Adviser, with respect to the Fund, during the fiscal year ended October 31, 2013.

(b) Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.08% of the Fund’s average weekly Managed Assets up to $500 million, 0.07% of the Fund’s average weekly Managed Assets between $500 million and $1.5 billion, and 0.06% of the Fund’s average weekly Managed Assets in excess of $1.5 billion. For the year ended October 31, 2013, AAMI earned $176,380 from the Fund for administration fees.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the fiscal year ended October 31, 2013, the Fund incurred fees of approximately $150,626 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2013, were $30,914,389 and $46,111,752, respectively.

5. Capital

The authorized capital of the Fund is 30 million shares of $0.01 par value common stock. As of October 31, 2013, there were 22,574,119 shares of common stock issued and outstanding.

In October 2013, the Fund filed a “shelf” registration statement with the SEC, which permits the Fund to issue up to $130 million in shares of common stock through one or more public offerings, provided that the registration statement is updated and certain performance conditions are met. Under the shelf registration statement, the Fund may sell the Fund’s common shares in one or more at-the-market offerings (“ATM” offerings) when market conditions are considered favorable. Such shares would only be issued when the premium to net asset value is greater than the costs associated with the transaction. Any proceeds raised would be used for investment purposes. In accordance with the terms of a sales agreement, the Fund may offer and sell up to 3,250,000 of its shares, par value $0.01 per share, from time to time through JonesTrading Institutional LLC as its agent for the offer and sale of the shares. For the fiscal year ended October 31, 2013, there were no shares sold through ATM offerings. Offering costs are capitalized as a prepaid expense. When shares are sold, a portion of the cost attributed to those shares will be charged to paid-in capital. For the year ended October 31, 2013 there were no such costs. These costs are noted on the Statements of Changes in Net Assets. The prepaid costs associated with the Fund’s November 2010 “shelf” registration statement were expensed when this shelf registration expired. These costs are noted on the Statement of Operations.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%. For the fiscal year ended October 31, 2013 and fiscal year ended October 31, 2012, the Fund did not repurchase any shares through this program.

7. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets,

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2013

confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

(b) Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

(c) Risks Associated with European Markets:

A number of countries in Europe have experienced and may continue to experience severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Whether or not the Fund invests in securities of issuers located in Europe or in Funds with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2013 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$187,386,245	$30,659,516	$(9,149,089)	$21,510,427

The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 was as follows:

	October 31, 2013	October 31, 2012
Distributions paid from:
Ordinary Income	$7,601,420	$15,968,371
Net long-term capital gains	9,720,387	8,411,680
Tax return of capital	5,478,055	–
Total tax character of distributions	$22,799,862	$24,380,051

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2013

As of October 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	–
Total undistributed earnings	$–
Capital loss carryforward	–	*
Other currency gains	34,251,563
Unrealized appreciation/(depreciation) – securities	21,510,426	**
Unrealized appreciation/(depreciation) – currency	(2,300,582)
Other temporary differences	(27,396)
Total accumulated earnings/(losses) – net	$53,434,011

*	During the year ended October 31, 2013, the Fund did not utilize a capital loss carryforward. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after
December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to: the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, differing treatments for foreign currencies, and the tax deferral of wash sales.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the year ended October 31, 2013, $344,603 has been reclassified from accumulated net realized loss on investment transactions to distributions in excess of net investment income, $1,280,351 has been reclassified from accumulated net realized foreign exchange gains to distributions in excess of net investment income, and $5,047,729 has been reclassified from accumulated net realized loss on investment transactions to accumulated net realized foreign exchange gains as a result of permanent differences primarily attributable to foreign currency transactions and the sale of stock of passive foreign investment companies. These reclassifications have no effect on net assets or net asset values per share.

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the

Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements as of October 31, 2013.

On November 8, 2013, the Fund announced that it will pay on December 13, 2013 a distribution of US$0.25 per share to all shareholders of record as of November 18, 2013. The Board of Directors of the Fund has approved an amendment to the Distribution Policy to permit the earlier payment of the Fund’s fourth quarter distribution. The setting of the record date at November 18, 2013 for the Fund’s fourth quarter distribution provides the Fund with greater flexibility to offer additional shares of its common stock under its effective shelf registration statement filed with the Securities and Exchange Commission.

Aberdeen Australia Equity Fund, Inc.

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders of

Aberdeen Australia Equity Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Aberdeen Australia Equity Fund, Inc. (the “Fund”), as of October 31, 2013, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of the Aberdeen Australia Equity Fund, Inc. present fairly, in all material respects, the financial position of the Fund as of October 31, 2013, and the results of its operations for the year then ended, and its changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 16, 2013

Aberdeen Australia Equity Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Australia Equity Fund, Inc. during the fiscal year ended October 31, 2013:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income	Short-Term Capital Gain Dividends for Non-U.S. Residents(3)
01/11/13	0.250000	0.057591	0.000000	0.192409	0.000935	0.193344	0.072512	0.192409	0.000000
04/12/13	0.250000	0.122700	0.079826	0.047474	0.001081	0.048555	0.046553	0.047474	0.000000
07/12/13	0.260000	0.127608	0.083019	0.049373	0.001125	0.050498	0.048416	0.049373	0.000000
10/18/13	0.250000	0.122700	0.079826	0.047474	0.001081	0.048555	0.046553	0.047474	0.000000

(1)	The foreign taxes paid represent taxes incurred by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. Investors should consult their tax advisors regarding the appropriate treatment of foreign taxes paid.
(2)	The Fund hereby designates the per share amount indicated above or the maximum amounts allowable by law.
(3)	Represents the portion of the net ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Supplemental Information (unaudited)

October 31, 2013

Board of Directors’ Consideration of Investment Management and Investment Advisory Agreements

At an in-person meeting of the Board of Directors (the “Board”) of Aberdeen Australia Equity Fund, Inc. (“IAF” or the “Fund”) held on September 3, 2013, the Board, including a majority of the Directors who are not considered to be “interested persons” of the Fund (the “Independent Directors”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Fund’s management agreement with Aberdeen Asset Management Asia Limited (the “Investment Manager”) and the investment advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Management Limited (the “Investment Adviser”). Collectively, the Investment Manager and the Investment Adviser are referred to herein as the “Advisers” and the aforementioned agreements with the Advisers are referred to as the “Advisory Agreements.” The Investment Adviser is an affiliate of the Investment Manager.

In considering whether to approve the renewal of the Fund’s Advisory Agreements, the Board reviews a variety of information provided by the Advisers relating to IAF, the Advisory Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Advisory Agreements. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund’s performance benchmarks; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Advisory Agreements to the Advisers; (iv) a report prepared by the Advisers in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering for approval the investment management and investment advisory arrangements under the 1940 Act and Maryland law. The Board, including the Fund’s Independent Directors, also considered other matters such as: (i) the Advisers’ financial results and financial condition; (ii) the Fund’s investment objective and strategies; (iii) the Advisers’ investment personnel and operations; (iv) the procedures employed to determine the value of the Fund’s

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited) (continued)

assets; (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (vii) possible conflicts of interest. Throughout the process, the Board was afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Directors in connection with their annual consideration of the continuation of the Advisory Agreements, the Directors received materials in advance of each regular quarterly meeting of the Board that provided information relating to the services provided by the Advisers.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding consideration of the renewal of the Advisory Agreements. The Directors also considered the recommendation of the Board’s Contract Review Committee, consisting solely of the Board’s Independent Directors, that the Advisory Agreements be renewed. In considering whether to approve the continuation of the Advisory Agreements, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreements included the factors listed below.

The Nature, Extent and Quality of the Services Provided to the Fund Under the Advisory Agreements.  The Directors considered the nature, extent and quality of the services provided by the Advisers to the Fund and the resources dedicated to the applicable Fund by the Advisers. The Board considered, among other things, the Advisers’ investment experience. The Board received information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered the allocation of responsibilities among the Advisers. The Board also considered that they receive information on a regular basis from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board also considered the Advisers’ risk management processes. The Board considered the Advisers’ brokerage policies and practices.

Management reported to the Board on, among other things, its business plans and organizational changes. The Board also took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that they were satisfied with the nature, extent and quality of the services provided and supported the renewal of the applicable Advisory Agreements.

Investment Performance of the Fund and the Advisers.  The Board received and reviewed with management, among other performance data, information compiled by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data, as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”). The Board also received performance information from management that compared the Fund’s return to comparable non-U.S. investment companies in its Lipper category.

The Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information and the impact of foreign currency movements on the Fund’s performance. The Board also received and reviewed information as to the Fund’s total return for each of the last five fiscal years as compared with the total returns of its respective Morningstar Group average, and other comparable Aberdeen-managed funds and segregated accounts. The Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Board also reviewed information as to the Fund’s discount/premium ranking relative to its Morningstar Group. The Board took into account management’s discussion of the Fund’s performance.

The Board received and reviewed, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar Group. The SI report indicated that the Fund’s annualized net total returns were below those of its benchmark for the one-, three-, five- and ten-year periods ended April 30, 2013. The Board also received performance information from management that compared the Fund’s return to comparable non-U.S. investment companies in its Lipper category.

The Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information and the impact of foreign currency movements on the Fund’s performance. The Board

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited) (concluded)

also received and reviewed information as to the Fund’s total return for the last ten fiscal years as compared with the total returns of the Morningstar Group, and for the last five fiscal years as compared with other Aberdeen-managed clients with sufficiently similar investment portfolios to those of the Fund. The Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds. The Board also reviewed information as to the Fund’s discount/premium ranking relative to the Morningstar Group. The Board also noted that the Fund’s annualized net total returns were below those of its benchmark for the one-, three-, five- and ten-year periods ended April 30, 2013. The Board took into account management’s discussion of the Fund’s performance. The Board concluded that overall performance results were satisfactory and supported the continuance of the Advisory Agreements.

Fees and Expenses.  The Board reviewed with management the effective annual management fee rate paid by the Fund to the Investment Manager for investment management services. Additionally, the Board received and considered information compiled at the request of the Fund by SI, comparing the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (each such group, a “Peer Group”). The Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets. The Board also considered that the compensation paid to the Investment Adviser is paid by the Investment Manager, and, accordingly that the retention of the Investment Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. The Board also considered information about the Investment Adviser’s fees, including the amount of the management fees retained by the Investment Manager after payment of the advisory fees. The Board also received information from management regarding the fees charged by the Advisers to other U.S. and non-U.S. clients investing primarily in an asset class similar to that of the Fund. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts.

The Board also took into account management’s discussion of the Fund’s expenses, including the factors that impacted the Fund’s expenses.

Specifically, SI data indicated that: the Fund’s effective management fee rate (computed based on average managed assets for the six months ended April 30, 2013, and which reflects both the advisory fee and the administration fee) was at the median fee rate and below the average fee rate, respectively, of its Peer Group, consisting of closed-end funds in the “Miscellaneous Region” Morningstar category as compiled by SI; and the Fund’s annualized net total expense ratio based on average net assets for the six months ended April 30, 2013 was below the average and median expense ratios, respectively, of its Peer Group. The Board took into account information from management regarding profitability and ancillary benefits and the fees charged by the Advisers to other clients with sufficiently similar investment portfolios and investment management services to those of the Fund.

Economies of Scale.  The Board took into account management’s discussion of the Fund’s management fee structure. The Board determined that the management fee structure was reasonable and reflects economies of scale being shared between the Fund and the Advisers. This determination was based on various factors, including that the Fund’s management fee schedule provides breakpoints at higher asset levels and how the Fund’s management fee compares relative to its Peer Group at higher asset levels.

After reviewing these and related factors, the Board concluded that the advisory fee structures were reasonable, and supported the renewal of the Advisory Agreements.

The Directors also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•

whether the Fund has operated in accordance with its investment objectives and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Advisers. The Directors also considered the compliance-related resources the Advisers and their affiliates were providing to the Fund.

•

so-called “fallout benefits” to the Advisers and their affiliates, such as reputational and other indirect benefits. The Directors considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*  *  *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Advisory Agreements would be in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Board’s Independent Directors voting separately, approved the Fund’s Advisory Agreements for an additional one-year period.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

The Statement of Additional Information includes additional information about the Directors of the Fund and is available, without charge, on the Fund’s website at www.aberdeeniaf.com, or upon request at 1-866-839-5205.

As of October 31, 2013

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Interested Director

Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Class II Director	Term expires 2014; Director since 2001	Mr. Young is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC since 1991. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.	2	None

Independent Directors

P. Gerald Malone 48 Barmouth Road London SW18 2DP United Kingdom Year of Birth: 1950	Class II Director	Term expires 2014; Director since 2008	Mr. Malone is, by profession, a solicitor of some 38 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to a privately owned pharmaceutical company. He is Chairman of the Board of Trustees of Aberdeen Funds and Chairman of the Board of Directors of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.	28	None

Neville J. Miles 142 Martins Lane Knockrow NSW 2010 Australia Year of Birth: 1946	Chairman of the Board; Class I Director	Term expires 2016; Director since 1996	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies.	28	None

William J. Potter c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1948	Class III Director	Term expires 2015; Director since 1985	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004, a Director of Alexandria Bancorp (international banking and trustee services) since 1989, and a Director of National Foreign Trade Council (international trade) since 1983.	3	None

Peter D. Sacks c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1945	Class II Director	Term expires 2014; Director since 1999	Mr. Sacks has been a Director and Founding Partner of Toron Investment Management (investment management) since 1988. He is also a Director and Investment Advisory Committee member of several private and public sector funds in Canada	28	None

Moritz Sell 1 Crown Court, Cheapside London EC2V6LR Year of Birth: 1967	Class I Director	Term expires 2016; Director since 2004	Mr. Sell has been a director, market strategist of Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) since 1996.	3	None

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

John T. Sheehy B.V. Murray and Company 666 Goodwin Avenue Suite 300 Midland Park, NJ 07432 Year of Birth: 1942	Class III Director	Term expires 2015; Director since 1985	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) since 2006. He was a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011, a Director of Smarte Carte, Inc. (airport services) from 2007 until 2010, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	28	None

*	Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., the Aberdeen Funds, Aberdeen Singapore Fund, Inc., Aberdeen Greater China Fund, Inc., The Asia-Tigers Fund, Inc. and The India Fund, Inc. have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Young is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager and Investment Adviser.

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer and Vice President, Compliance	Since 2011	Currently, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Mark Daniels Aberdeen Asset Management Limited Level 6, 201 Kent St Sydney, NSW 2000 Australia Year of Birth: 1955	Vice President	Since 2005	Currently, Investment Director, Equities-Asia (since 2011). Previously, Head of Australian Equities of the Aberdeen Group (asset management group consisting of subsidiaries of Aberdeen Asset Management PLC) (since 2005); Fund Manager of Aberdeen Asset Managers Limited (1990 to 2005).

Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2009	Currently, Senior Fund Administration Manager for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Ferrari was an Accounting Analyst at Delaware Investments.

Martin J. Gilbert Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Vice President	Since 2008	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. He was President of the Fund, Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and has been President since September 2006 of Aberdeen Asset Management Inc., the Fund’s Administrator. Mr. Gilbert also serves as officer and/or director of various Aberdeen group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2009	Currently, Head of Product – US, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2008	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Mr. Keener was a Private Equity Supervisor with SEI Investments (2004-2006).

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2008	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Principal Accounting Officer	Since 2009	Currently, Head of Fund Administration – US for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2008	Currently, Global Head of Legal and Vice President and Director for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006).

Christian Pittard** Aberdeen Asset Managers Services Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President	Since 2009	Currently, Group Development Director, Collective Funds for Aberdeen Asset Investment Services Limited. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005).

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2008	Currently, Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007 as U.S. Counsel. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on March 6, 2013.
**	Messrs. Cotton, Goodson, Keener and Pittard and Mses. Ferrari, Kennedy, Melia, Nichols and Sitar hold one or more officer positions with one or more of the following funds: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Funds, Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia-Tigers Fund, Inc., and The India Fund, Inc. each of which may be deemed to be part of the same “Fund Complex” as the Fund. Messrs. Goodson and Pittard hold officer positions in Aberdeen Greater China Fund, Inc.

Aberdeen Australia Equity Fund, Inc.

Aberdeen's Investor Relations Services We invite you to enroll today.

As part of Aberdeen's commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeeniaf.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting, and other timely data.

Enroll today

Did you know you can be among the first to receive information from your Fund?

Enroll in our e-mail services and be among the first to recieve information regarding your investments. Complete the enclosed card and return in the postage-paid envelope or sign-up today online.

Please take a look at Aberdeen's award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen's Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Contact us:

1. Enroll in Investor Relations services at: **http://www.aberdeen-asset.us/aam.nsf/usclosed/email**
2. Call us toll free at 1-866-839-5205 in the U.S., or
3. Email us at **InvestorRelations@aberdeen-asset.com**
4. Visit **www.aberdeen-asset.us/cef**

Stop the paper

Did you know that you can receive your shareholder reports online?

By enrolling in this convenient service, you will receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements.

There's never been a faster, simple or more environmentally-friendly way to receive your investment information.

To enroll in electronic delivery, follow these simple steps:

1. Go to **http://www.aberdeen-asset.us/cef**
2. Click on the link for "Email Services" which takes you here **http://www.aberdeen-asset.us/aam.nsf/usclosed/email**
3. Click "Sign-up"

Please note that Aberdeen does not share our shareholder information with any other organizations. You can return to this site at any time to change your email address or edit your preferences.

Aberdeen

Corporate Information

Directors

Neville J. Miles, Chairman

P. Gerald Malone

William J. Potter

Peter D. Sacks

Moritz Sell

John T. Sheehy

Hugh Young

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Mark Daniels, Vice President

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Jennifer Nichols, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “IAF”. Information about the Fund’s net asset value and market price is available at www.aberdeeniaf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 –  Code of Ethics.

As of October 31, 2013, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, there were no material changes to the Code of Ethics. During the period covered by this report, there were no waivers to the provisions of the Code of Ethics. A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3 –  Audit Committee Financial Expert.

The registrant’s board of directors has determined that John T. Sheehy, a member of the board of directors’ audit committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sheehy as the audit committee’s financial expert. Mr. Sheehy in an “independent” director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 –  Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2013	$53,545	$30,250[2]	$7,550	$0

October 31, 2012	$51,700	$0	$ 6,700	$0

1      The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

2      $30,250 related to public offering of shares.

(e)(1) The Registrant’s audit committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.

(e)(2)

None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal years ended October 31, 2013 and October 31, 2012, respectively, KPMG billed $1,049,853 and $1,029,777 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Investment Adviser.

(h)

The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 –  Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2013, the audit committee members were:

Neville J. Miles Peter D. Sacks Moritz Sell John T. Sheehy

(b)	Not applicable.

Item 6 –  Investments.

(a)  Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7 –  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto. The Registrant’s Board of Directors most recently ratified the proxy voting policies of the Investment Manager and Investment Adviser in March 2006.

The proxy voting policies of the Registrant are referenced in Exhibit A and Investment Manager and Investment Adviser are referenced in Exhibit B.

Item 8 -  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of December 16, 2013

Individual & Position	Services Rendered	Past Business Experience
Hugh Young Managing Director Equities – Asia Investment Management	Responsible for equities globally from the Singapore office.	Hugh Young set up the Singapore office in 1992 as the Group’s Asia-Pacific headquarters. He is also head of equities globally and a member of the executive committee responsible for day-to-day running of our parent company, Aberdeen. Hugh has over 25 years’ experience in investment management and has managed the Group’s Asian assets since 1985, including award-winning mutual funds and closed-end funds. Before joining Aberdeen, his career included posts at Fidelity International and MGM Assurance.
Mark Daniels Investment Director Equities – Asia Investment Management	Investment Director with the Australian equities team	Mark has spent over 25 years with Aberdeen, much of that as a UK equity manager, in particular of closed ended funds. Since moving to Sydney in 2005, Mark has helped embed the Group’s highly regarded, bottom-up investment process. Previously, Mark worked for Cork Gully where he was a supervisor responsible for receiverships and liquidations. Prior to that, Mark worked as an articled clerk at Coopers & Lybrand.
Michelle Lopez Senior Investment Manager Equities – Asia Investment Management	Investment manager on the Australian equities team.	Michelle joined Aberdeen in 2004 and is an investment manager on the Australian equities team. Previously, Michelle worked for KPMG – Corporate Finance as an intern, and Watson Wyatt as a quant analyst.
Natalie Tam Investment Manager Equities – Asia Investment Management	Investment manager on the Australian equities team.	Natalie joined Aberdeen in 2005 from Deutsche Bank, where she worked as an equity research analyst. She was earlier an intern at Coca Cola Amatil (business development), Rothschild (corporate finance) and Promina Group (management accounting).
Robert Penaloza Head of Australian Equities	Currently Head of Australian Equities.	Joined Aberdeen in 1997 as an assistant investment manager on the Asia ex-Japan equity desk in Singapore where he gained the company’s distinctive ‘bottom-up’ investment style and regional portfolio management experience. He was also CEO and head of investments for Aberdeen Thailand where he established the company’s successful investment management business.

(a)(2) The information in the table below is as of October 31, 2013

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
Hugh Young	18	$15,322.38	81	$68,253.84	135	$48,907.71
Mark Daniels	8	$2,312.82	56	$36,344.98	81	$28,918.89
Michelle Lopez	8	$2,312.82	56	$36,344.98	81	$28,918.89
Natalie Tam	8	$2,312.82	56	$36,344.98	81	$28,918.89
Robert Penaloza	8	$2,312.82	56	$36,344.98	81	$28,918.89

Total assets are as of October 31, 2013 and have been translated to U.S. dollars at a rate of £1.00 = $1.61.

There are two pooled investment vehicles and 15 other accounts (with assets under management totaling approximately $4.56 billion) managed by Hugh Young and 2 pooled investment vehicles and 10 other accounts (with assets under management totaling approximately $3.00 billion) managed by Mark Daniels, Michelle Lopez, Natalie Tam and Robert Penaloza with respect to which part of the advisory fee is based on the performance of the account.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen Asset Management PLC’s (“Aberdeen”) remuneration policies are designed to support its business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for its clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, the Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2013
Hugh Young	$10,001- $50,000
Mark Daniels	$0
Michelle Lopez	$0
Natalie Tam	$0
Robert Penaloza	$0

(b) Not applicable.

Item 9 –  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1 through November 30, 2012	0	0	0	2,257,412
December 1 through December 31, 2012	0	0	0	2,257,412
January 1 through January 31, 2013	0	0	0	2,257,412
February 1 through February 29, 2013	0	0	0	2,257,412
March 1 through March 31, 2013	0	0	0	2,257,412
April 1 through April 30, 2013	0	0	0	2,257,412
May 1 through May 31, 2013	0	0	0	2,257,412
June 1 through June 30, 2013	0	0	0	2,257,412
July 1 through July 31, 2013	0	0	0	2,257,412
August 1 through August 31, 2013	0	0	0	2,257,412
September 1 through September 30, 2013	0	0	0	2,257,412
October 1 through October 31, 2013	0	0	0	2,257,412
Total	0	0	0	-

1   The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2013, there were no material changes to the policies by which stockholders may recommend nominees to the Fund’s Board.

Item 11- Controls and Procedures.

(a)

It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2(f) of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2), and (c)(3) as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Australia Equity Fund, Inc.

Date:	December 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Australia Equity Fund, Inc.

Date:	December 17, 2013

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Australia Equity Fund, Inc.

Date:	December 17, 2013

EXHIBIT LIST

12(a)(1) – Code of Ethics

A – Registrant’s Proxy Voting Policies

B – Investment Manager’s and Investment Adviser’s Proxy Voting Policies

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1), 12(c)(2) and 12(c)(3) Distribution notice to stockholders